Exhibit 99.1

Bottomline Announces Share Repurchase Authorization

PORTSMOUTH, N.H. – August 17, 2021 – Bottomline Technologies (Nasdaq: EPAY), a leading provider of financial technology that makes complex business payments simple, smart and secure, today announced that its Board of Directors has authorized a stock repurchase program pursuant to which Bottomline may purchase up to $50 million of its common stock. The authorization will remain in effect for 12 months.

“We believe there is more value to be recognized in Bottomline given the large and strategic business payments market opportunity we address, our portfolio of market-leading products, our current run rate of over $400 million in subscription revenue, and a strategic plan that balances our focus on growth and profitability,” said Rob Eberle, Chief Executive Officer of Bottomline Technologies. “This authorization provides an attractive opportunity to drive that value as part of our disciplined approach to capital deployment.”

“Our intent is to begin repurchasing shares immediately and we would expect to complete the program by the end of the calendar year,” said Bruce Bowden, Chief Financial Officer of Bottomline.

Stock repurchases may be executed pursuant to trading plans established pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934 and through various means, including, without limitation, open market transactions, privately negotiated transactions or tender offers. The stock repurchase program does not obligate the Company to purchase any shares. The authorization for the stock repurchase program may be terminated, increased or decreased by Bottomline’s Board of Directors at any time.

About Bottomline Technologies
Bottomline Technologies (Nasdaq: EPAY) makes complex business payments simple, smart, and secure. Corporations and banks rely on Bottomline for domestic and international payments, efficient cash management, automated workflows for payment processing and bill review, and fraud detection, behavioral analytics and regulatory compliance solutions. Thousands of corporations around the world benefit from Bottomline solutions. Headquartered in Portsmouth, NH, Bottomline delights customers through offices across the U.S., Europe, and Asia-Pacific. For more information visit www.bottomline.com.

Cautionary Language
This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future share repurchases, our expectations about our ability to execute on our strategic plans, achieve future growth and profitability, achieve financial goals, expand margins and increase shareholder value. Any statements that are not statements of historical fact (including but not limited to statements containing the words “likely,” “should,” “may,” “believes,” “plans,” “anticipates,” “expects,” “forecasts,” “look forward,” “opportunities,” “confident,” “trends,” “future,” “estimates,” “targeted,” "on track," and similar expressions) should be considered to be forward-looking statements. Statements about the effects of the current and near-term market and macroeconomic environment on Bottomline, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties that are subject to change based on various important factors (some of which are beyond Bottomline's control). Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors including, among others, competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions, including the potential effects of the COVID-19 pandemic on any of the foregoing. For additional discussion of factors that could impact Bottomline Technologies' operational and financial results, refer to our Form 10-K for the fiscal year ended

June 30, 2020 and the subsequently filed Form 10-Q's and Form 8-K's or amendments thereto. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements to reflect events or circumstances after today’s date or to reflect the occurrence of unanticipated events.

Contact:
Investor Relations
Angela White
Bottomline
(603) 501-4899
investors@bottomline.com

Corporate Communications
John Stevens
Bottomline
(603) 501-4840
pr@bottomline.com

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